UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 1, 2007
HANOVER CAPITAL MORTGAGE HOLDINGS, INC.

(Exact name of Registrant as Specified in its Charter)

Maryland	001-13417	13-3950486

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
200 Metroplex Drive, Suite 100, Edison, New Jersey 08817

(Address of Principal Executive Offices)
Registrant’s telephone number, including area code (732) 548-0101
N/A

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 — CORPORATE GOVERNANCE AND MANAGEMENT
ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BY-LAWS; CHANGE IN FISCAL YEAR
     On November 1, 2007, the Board of Directors of Hanover Capital Mortgage Holdings, Inc., a Maryland corporation (the “Company”), approved amendments to the Bylaws of the Company regarding the Company’s ability to allow for the issuance and transfer of uncertificated shares of the Company’s capital stock at the election of the Board of Directors. The amendments to the Bylaws became effective upon their adoption by the Board of Directors.
     The full text of the By-Laws, as amended, is filed herewith as Exhibit 3.2.1 hereto and is incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits.

3.2.1	By-Laws of Hanover Capital Mortgage Holdings, Inc., as amended effective November 1, 2007
[signature on following page]

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANOVER CAPITAL MORTGAGE HOLDINGS, INC.
Date: November 7, 2007	By:	/s/ Harold F. McElraft
Harold F. McElraft, Chief Financial
Officer and Treasurer

2

INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION

Exhibit 3.2.1	By-Laws of Hanover Capital Mortgage Holdings, Inc., as amended effective November 1, 2007